EXHIBIT 25(C)


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------
                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE


              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                TRUSTEE PURSUANT TO SECTION 305(b)(2) ___________


                              --------------------
                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


                New York                                13-5160382
    (Jurisdiction of incorporation                    (I.R.S. Employer
      if not a U.S. national bank)                   Identification No.)

  One Wall Street, New York, New York                      10286
(Address of principal executive offices)                 (Zip code)

                              --------------------
                                    DPL INC.
               (Exact name of obligor as specified in its charter)

                  Ohio                                  31-1163136
   (State or other jurisdiction of                    (I.R.S. Employer
    incorporation or organization)                   Identification No.)

      Courthouse Plaza Southwest
              Dayton, Ohio                                 45402
(Address of principal executive offices)                 (Zip code)

                              --------------------



                      GUARANTEE OF DPL INC. WITH RESPECT TO
               8 1/8% CAPITAL SECURITIES OF DPL CAPITAL TRUST II
                       (Title of the indenture securities)

ITEM 1.  GENERAL INFORMATION.*

     Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the           2 Rector Street, New York, N.Y. 10006
   State of New York                        and Albany, N.Y. 12203
Federal Reserve Bank of New York         33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation    550 17th Street,
                                            N.W., Washington, D.C. 20429
New York Clearing House Association      New York, N.Y.

    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None. (See Note on page 2.)

ITEM 16. LIST OF EXHIBITS.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

-------------
* Pursuant to General Instruction B, the Trustee has responded only to Items 1, 2 and 16 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                      NOTE

     Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.


                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of November, 2001.




                                 THE BANK OF NEW YORK



                            By:  /s/  PAUL J. SCHMALZEL
                                 ---------------------------------------
                                      Paul J. Schmalzel
                                       Vice President

                                                                     EXHIBIT 7
                                                                  (Page 1 of 3)



                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
             And Foreign and Domestic Subsidiaries, a member of the
Federal Reserve System, at the close of business June 30, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                           Dollar Amounts
ASSETS                                                                      in Thousands
------                                                                      ------------

Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin ...............    $  3,946,551
     Interest-bearing balances ........................................       5,454,795
Securities:
     Held-to-maturity securities ......................................         127,189
     Available-for-sale securities ....................................       8,367,798
Federal funds sold and Securities purchased under agreements to resell        2,578,045
Loans and lease financing receivables:
Loans and leases held for sale ........................................          15,750
     Loans and leases, net of
         unearned Income ............................        37,240,401
     LESS: Allowance for loan and
         lease losses ...............................           604,286
     Loans and leases, net of unearned income and allowance                  36,636,115
Trading Assets ........................................................       9,717,521
Premises and fixed assets (including capitalized leases) ..............         777,125
Other real estate owned ...............................................           1,190
Investments in unconsolidated subsidiaries and associated companies ...         197,938
Customers' liability to this bank on acceptances outstanding                    684,954
Intangible assets
     Goodwill .........................................................       1,516,774
     Other intangible assets ..........................................         118,954
Other assets ..........................................................       3,987,019
                                                                          -------------
Total assets...........................................................   $  74,127,718
                                                                          =============





                                                                     EXHIBIT 7
                                                                  (Page 2 of 3)

LIABILITIES

Deposits:
     In domestic offices ..............................................     $27,176,888
     Noninterest-bearing ............................        11,540,657
     Interest-bearing ...............................        15,636,231
     In foreign offices, Edge and Agreement subsidiaries, and IBFs ....      26,457,350
     Noninterest-bearing ............................           462,578
     Interest-bearing ...............................        25,994,772
Federal funds purchased and securities                                        2,574,844
     sold under agreements to repurchase ..............................
Trading liabilities ...................................................       1,732,397
Other borrowed money:
     (includes mortgage indebtedness and obligations under capitalized        1,755,445
         leases) ......................................................
Bank's liability on acceptances executed and outstanding ..............         689,067
Subordinated notes and debentures .....................................       1,646,000
Other liabilities .....................................................       5,441,990
                                                                          -------------
Total liabilities .....................................................      67,473,981
                                                                          -------------

Minority interest in consolidated subsidiaries ........................

EQUITY CAPITAL

Common stock ..........................................................       1,135,284
Surplus ...............................................................       1,050,729
Retained earnings .....................................................       4,480,524
Accumulated other comprehensive income ................................         -13,452
Other equity capital components .......................................               0
Total equity capital ..................................................       6,653,085
                                                                           ------------
Total liabilities, minority interest, and equity capital ..............     $74,127,718
                                                                            ===========

                                                                     EXHIBIT 7
                                                                  (Page 3 of 3)

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Thomas J. Mastro
                                       Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

         Thomas A. Renyi   )
         Gerald L. Hassell )                Directors
         Alan R. Griffith  )